                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR

                        AMERICAN MEDIA OPERATIONS, INC.
                           OFFER TO EXCHANGE ANY AND
                  ALL OF ITS 8 7/8% SENIOR SUBORDINATED NOTES
                                    DUE 2011
                                       BY

                        AMERICAN MEDIA OPERATIONS, INC.

     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
          , 2003, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERED NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

     As set forth in the prospectus dated           , 2003 (the "Prospectus")
under the captions "The Exchange Offer -- Procedures for Tendering Notes" and "The Exchange Offer -- Guaranteed Delivery Procedures" and the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 2 thereto, this form, or one substantially equivalent hereto, must be used to accept the Exchange Offer if certificates representing the 8 7/8% Senior Subordinated Notes due 2011, (the "Outstanding Notes") of American Media Operations, Inc., a Delaware corporation (the "Company"), are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit a holder's certificates or other required documents to reach the Exchange Agent on or prior to the Expiration Date. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or mail to the Exchange Agent and must include a guarantee by an eligible institution unless such form is submitted on behalf of an Eligible Institution. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Prospectus.

                             The Exchange Agent is:

                J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION

         By Registered or Certified Mail, Hand or by Overnight Courier:

                J.P. Morgan Trust Company, National Association
                       3800 Colonnade Parkway, Suite 490
                              Birmingham, AL 35243

  Facsimile Transmission Number:  Confirm by Telephone:

          (205) 968-9145             (205) 968-0506

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE ACCOMPANYING INSTRUCTIONS SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies & Gentlemen:

     Upon the terms and subject to the conditions set forth in the Prospectus and accompanying Letter of Transmittal, receipt of which is hereby acknowledged, the undersigned hereby tenders to American Media Operations, Inc., a Delaware corporation (the "Company"), the principal amount of Outstanding Notes indicated below, pursuant to the guaranteed delivery procedures set forth in the Prospectus and accompanying Letter of Transmittal.

-------------------------------------------------------------------------------------------------------
     CERTIFICATE NUMBERS OF OUTSTANDING NOTES                        PRINCIPAL AMOUNT
                  (IF AVAILABLE)                                         TENDERED
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

     If Outstanding Notes will be tendered by book-entry transfer:  (check one)

     Name of Tendering Institution: ________________________________________

     Account Number: ___________________________________________________

     The undersigned authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Company and J.P. Morgan Trust Company, National Association with respect to the Outstanding Notes tendered pursuant to the Exchange Offer.

     All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

                                   SIGN HERE

Signature(s) of Registered Holder(s) or
Authorized Signatory:
--------------------------------------------------------------------------------

Name(s) of Registered Holder(s):
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address:
--------------------------------------------------------------------------------

Zip Code:
--------------------------------------------------------------------------------

Area Code and Telephone Number:
--------------------------------------------------------------------------------
Dated:
--------------------------------------------------------------------------------
2003

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby guarantees delivery to the Exchange Agent, at its address set forth below, of either certificates for the Outstanding Notes tendered hereby, in proper form for transfer, or confirmation of the book-entry transfer of such Outstanding Notes to the Exchange Agent's account at The Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with a properly completed and duly executed Letter of Transmittal (or an agent's message in lieu thereof) and any other documents required by the Letter of Transmittal, all within three (3) New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

     The undersigned acknowledges that it must communicate the guarantee to the Exchange Agent and must deliver the Letter of Transmittal (or an agent's message in lieu thereof) and certificates for the Outstanding Notes tendered hereby or the aforesaid confirmation of book-entry transfer to the Exchange Agent within the time period shown hereon and that failure to do so could result in a financial loss to the undersigned.

Name of Firm: -----------------------------------------     --------------------------------------------------------
                                                                             (Authorized Signature)

Address:
  ------------------------------------------------          Title:
                                                            ----------------------------------------------------

--------------------------------------------------------
                                                            Name: --------------------------------------------------
                                                                             (Please type or print)

Area Code and
Telephone Number: ------------------------------------      Date:
                                                            ----------------------------------------------------

NOTE: DO NOT SEND CERTIFICATES REPRESENTING OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES FOR OUTSTANDING NOTES MUST BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                             The Exchange Agent Is:

                J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION

         By Registered or Certified Mail, Hand or by Overnight Courier:

                J.P. Morgan Trust Company, National Association
                       3800 Colonnade Parkway, Suite 490
                              Birmingham, AL 35243

  Facsimile Transmission Number:  Confirm by Telephone:

          (205) 968-9145             (205) 968-0506

                                        3